Prudential Investment Portfolios 3
PGIM QMA Global Tactical Allocation Fund

Supplement dated June 29, 2018 to the Currently Effective Prospectus

Effective as of July 1, 2018, the Fund’s existing contractual cap on Fund expenses will be lowered and the management fee reduced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of July 1, 2018:

1.	In the Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z	Class R6(1)
Management fees	1.10%	1.10%	1.10%	1.10%
+ Distribution and service (12b-1) fees	0.30	1.00	None	None
+ Other expenses(2)(3)	2.62	15.24	6.59	0.84
= Total annual Fund operating expenses	4.02	17.34	7.69	1.94
– Fee waiver and/or expense reimbursement	(2.57)	(15.14)	(6.49)	(0.74)
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(4)(5)	1.45%	2.20%	1.20%	1.20%

(1) Formerly known as Class Q.

(2) Includes management fees of 1.10% of the average daily net assets of PGIM QMA Global Tactical Allocation Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands subsidiary (the Cayman Subsidiary) (0.12% of the daily net assets of the Fund as of May 31, 2018).

(3) Expense information in the table has been restated to reflect current fees.

(4) PGIM Investments LLC (PGIM Investments) has contractually agreed, through June 30, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class.  In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to June 30, 2020 without prior approval of the Fund’s Board of Trustees. Separately, PGIM Investments has contractually agreed to waive any management fees it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board of Trustees as long as the Fund remains invested in the Cayman Subsidiary or intends to invest in the Cayman Subsidiary.

(5) The distributor of the Fund has contractually agreed through June 30, 2019 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. This waiver may not be terminated prior to June 30, 2019 without prior approval of the Fund’s Board of Trustees.

2.	In the Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,243	$2,074	$4,223	$689	$1,243	$2,074	$4,223
Class C	323	2,172	5,000	9,528	223	2,172	5,000	9,528
Class Z	122	1,067	2,636	6,205	122	1,067	2,636	6,205
Class R6	122	461	906	2,140	122	461	906	2,140